SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C.  20549



                             FORM 8-K


                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) August 2, 1995

                    ADDINGTON RESOURCES, INC.
       (Exact Name of Registrant as Specified in Charter)

  Delaware                         0-16498            61-1125039
(State or Other                  (Commission         (IRS Employer
Jurisdiction of                   File Number)       Identification
Incorporation)                                            No.)

1500 N. Big Run Road, Ashland, Kentucky                   41102
(Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number,
             including area code (606) 928-3433




         Former Name or Former Address, if Changed Since
                 Last Report:  Not Applicable

















             INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events.

     As more fully described in the press release issued August 2, 1995 (attached as Exhibit 99.1), on July 31, 1995 and August 2, 1995, the Registrant's subsidiary, Addington Holding, Inc., entered into letter agreements (copies of which are attached as Exhibits 99.2 and 99.3 respectively), whereby the Registrant extended the period for Cornucopia Resources Ltd. to conduct its due diligence investigation under the previously announced letter of intent regarding the possible purchase of the Registrant's mining subsidiary, Addwest Minerals, Inc. (more fully described in Registrant's Current Report on Form 8-K dated
June 26, 1995).


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial statements of business acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits.


          Exhibit 99.1 -- Press Release dated August 2, 1995.

          Exhibit 99.2 -- Letter Agreement dated July 31, 1995, among Addington Holding, Inc., Addwest Minerals, Inc., and
Cornucopia Resources Ltd.

          Exhibit 99.3 -- Letter Agreement dated August 2, 1995, among Addington Holding, Inc., Addwest Minerals, Inc., and
Cornucopia Resources Ltd.






















                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 ADDINGTON RESOURCES, INC.


Date: August 10, 1995         By  /s/ Kirby J. Taylor
                                 Kirby J. Taylor
                                 President and Chief
                                 Operating Officer